Exhibit 99.1

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

Defined terms included below shall have the same meaning as terms defined and included elsewhere in this Report.

XCF Global is providing the following unaudited pro forma condensed combined financial information to aid in the analysis of the financial aspects of the Proposed Transaction, other events contemplated by the Term Sheet, and other transactions described below.

The unaudited pro forma condensed combined financial information has been prepared in accordance with Article 11 of Regulation S-X as amended by the final rule, Release 33-10786 “Amendments to Financial Disclosures about Acquired and Disposed Businesses” (“Article 11 of Regulation S-X”). The unaudited pro forma condensed combined financial information presents the pro forma effects of the Proposed Transaction and other related transactions, including XCF Global’s probable acquisition of Southern Energy and DevvStream.

Basis of Presentation

The results set forth in the unaudited pro forma condensed combined financial information include Transaction Accounting Adjustments that give effect to events that are directly attributable to the Transactions described below.

The acquisition of Southern Energy will be accounted for as an asset acquisition, with no goodwill recorded, in accordance with GAAP as the acquired set of activities and assets did not meet the definition of a business under applicable accounting guidance. Under this method of accounting, Southern Energy will be treated as a group of assets being acquired by XCF Global for financial reporting purposes. Accordingly, for accounting purposes, the acquisition of Southern Energy will be treated as XCF Global issuing shares for the net assets of Southern Energy, with the consideration being allocated to the acquired assets based on their relative fair values.

The acquisition of DevvStream will be accounted for as a business combination, in accordance with GAAP. Under this method of accounting, the fair value of consideration given up will be allocated in the books of XCF Global to net assets of DevvStream based on their respective fair value on acquisition date, with any residual or shortfall being recognized as goodwill or gain on bargain purchase, respectively, for financial reporting purposes.

We determined that XCF Global is the predecessor entity as the former stockholders of XCF Global will retain a controlling financial interest of 66.67% in XCF Global. The former owners of Southern Energy will receive approximately 23.33% of outstanding shares in XCF Global following the Proposed Transaction. The former owners of DevvStream will receive approximately 10.00% of outstanding shares in XCF Global following the Proposed Transaction. This acquisition of Southern Energy and DevvStream will not result in a change in control of XCF Global and does not affect the determination of the predecessor entity.

The unaudited pro forma combined balance sheet as of June 30, 2026 combines the historical unaudited balance sheet of XCF Global as of June 30, 2026, with the historical unaudited balance sheet of Southern Energy as of April 30, 2026, and the historical unaudited balance sheet of DevvStream as of April 30, 2026, on a pro forma basis as if the Proposed Transaction, and the other related transactions occurred on June 30, 2026.

The unaudited pro forma combined statement of operations for the twelve months ended December 31, 2025 combines the historical audited statement of operations of XCF Global for the year ended December 31, 2025 with the historical unaudited statement of operations of Southern Energy for the period from May 15, 2025 (date of inception) to October 31, 2025, and the historical unaudited statement of operations of DevvStream for the twelve months ended October 31, 2025, on a pro forma basis as if the Proposed Transaction, and the other related transactions occurred on January 1, 2025, the beginning of the earliest period presented. These periods are presented on the basis that XCF Global is the acquirer for accounting purposes.

The period from May 15, 2025 (date of inception) to October 31, 2025 of Southern Energy’s historical statement of operations ending on October 31, 2025 is calculated by taking the audited statement of operations of Southern Energy for the period from inception (May 15, 2025) to July 31, 2025 and adding the unaudited statement of operations results of Southern Energy for the three months ended October 31, 2025.

1

The twelve-month period of DevvStream’s historical statement of operations ending on October 31, 2025 is calculated by taking the audited statement of operations of DevvStream for the year ended July 31, 2025 and subtracting the unaudited statement of operations results of DevvStream for the three months ended October 31, 2024, and adding the unaudited statement of operations results of DevvStream for the three months ended October 31, 2025.

The unaudited pro forma combined statement of operations for the six months ended June 30, 2026 combines the historical unaudited statement of operations of XCF Global for the six months ended June 30, 2026 with the historical unaudited statement of operations of Southern Energy for the six months ended April 30, 2026, and the historical unaudited statement of operations of DevvStream for the six months ended April 30, 2026, on a pro forma basis as if the Proposed Transaction, and the other related transactions occurred on January 1, 2025, the beginning of the earliest period presented. These periods are presented on the basis that XCF Global is the acquirer for accounting purposes.

The six-month period of Southern Energy’s historical statement of operations ending on April 30, 2026 is calculated by taking the unaudited statement of operations of Southern Energy for the nine months ended April 30, 2026 and subtracting the unaudited statement of operations results of Southern Energy for the three months ended October 31, 2025.

The six-month period of DevvStream’s historical statement of operations ending on April 30, 2026 is calculated by taking the unaudited statement of operations of DevvStream for the nine months ended April 30, 2026 and subtracting the unaudited statement of operations results of DevvStream for the three months ended October 31, 2025.

The Transaction Accounting Adjustments reflecting the consummation of the Proposed Transaction, and other related transactions are based on certain currently available information and certain assumptions and methodologies that XCF Global believes are reasonable under the circumstances. The unaudited condensed combined Transaction Accounting Adjustments, which are described in the accompanying notes, may be revised as additional information becomes available and is evaluated. Therefore, it is likely that the actual adjustments will differ from the Transaction Accounting Adjustments and it is possible the difference may be material. XCF Global believes that its assumptions and methodologies provide a reasonable basis for presenting all of the significant effects of the Proposed Transaction, and other related transactions based on information available to management at the time and that the Transaction Accounting Adjustments give appropriate effect to those assumptions and are properly applied in the unaudited pro forma condensed combined financial information.

The unaudited pro forma condensed combined financial information does not give effect to any Management Adjustments for anticipated synergies, operating efficiencies, tax savings, or cost savings that may be associated with the Proposed Transaction. The unaudited pro forma condensed combined financial information has been prepared for illustrative purposes only and is not necessarily indicative of what the actual results of operations and financial position would have been if the Proposed Transaction, and other transactions at each of XCF Global, Southern Energy, and DevvStream that took place subsequent to the financial statement dates reflected herein that are reflect material changes to financial conditions or are considered to have an impact on inputs to the Proposed Transaction, had taken place on the dates indicated, nor are they indicative of the future consolidated results of operations or financial position of the post-combination company. The unaudited pro forma condensed combined financial information should be read in conjunction with the historical financial statements and notes thereto of XCF Global, Southern Energy, and DevvStream.

2

Unaudited Pro Forma Condensed Combined Balance Sheet

as of June 30, 2026

Presented in $	XCF Global, Inc.	Southern Energy Inc.	DevvStream Corp.
	June 30, 2026	April 30, 2026	April 30, 2026	Transaction accounting adjustments		Transaction financing adjustments		Pro forma XCF Global
ASSETS
Current assets
Cash and cash equivalents	329,084	25,000	201,132	738,000	6			1,293,216
Accounts receivable, net	1,711,635	-	7,227					1,718,862
Related party receivables	739,917	-	-					739,917
GST receivable	-	-	131,378	(131,378)	1			-
Corporate taxes receivable	-	-	171,573	(171,573)	1			-
Other receivable	950,000	-	-	302,951	1			1,252,951
Deferred financing costs	-	-	138,720					138,720
Prepaid expenses	-	100,000	272,140					372,140
Inventory, net	7,361,147	-	-	112,609	1			7,473,756
Carbon credits	-	-	112,609	(112,609)	1			-
Deposit on carbon credits purchase	-	-	164,191					164,191
Other current assets	1,490,405	-	-					1,490,405
Total current assets	12,582,188	125,000	1,198,970	738,000		-		14,644,158

Security deposit	800,000	-	-					800,000
Property, plant and equipment	407,648,007	-	-					407,648,007
Restricted cash - LT	-	-	79,990	(79,990)	5			-
Long-term advances	-	-	900,000	(900,000)	3			-
Cryptocurrencies	-	-	2,738,489	(2,738,489)	5			-
Deferred financing costs - LT	-	-	69,170					69,170
Deposit on carbon credits purchase - LT	-	-	207,212					207,212
Construction-in-progress	-	200,000	-					200,000
Deposit for land	-	550,000	-					550,000
Investment in associate	-	-	598,591					598,591
Intangible assets	-	-	-	64,842,261	13			70,342,261
				5,500,000	14
Goodwill	-	-	-	29,726,240	14			29,726,240
Total assets	421,030,195	875,000	5,792,422	97,088,022		-		524,785,639

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)
Current liabilities

Accounts payable	42,064,158	146,217	9,672,211	5,000,000	8			56,882,586
Related party payable	-	62,806	34,271					97,077
Loans payable to related party	356,427	1,247,251	-					1,603,678
Notes payable, current portion	124,245,105	-	-					124,245,105
Warrant liabilities	7,097,326	-	431,270					7,528,596
Accrued expenses and other current liabilities	77,171,082	-	-					77,171,082
Convertible debentures	-	-	4,660,394	(3,195,000)	4			-
				(1,215,394)	5
				(250,000)	10
Convertible debentures - related parties	-	-	388,901					388,901
Default penalty liability on convertible debt	-	-	1,159,038	(1,159,038)	5			-
Promissory note payable	-	-	536,482					536,482
Deferred financing benefit	-	-	78,773					78,773
Stock option derivative	-	-	6,735					6,735
Stop loss provision	-	-	1,123,777	(1,123,777)	9			-
Total current liabilities	250,934,098	1,456,274	18,091,852	(1,943,209)		-		268,539,015

Financial liability, net of closing costs	132,825,754	-	-					132,825,754
Loan payable, long-term	-	900,000	-	(900,000)	3			-
Total liabilities	383,759,852	2,356,274	18,091,852	(2,843,209)		-		401,364,769

STOCKHOLDERS’ EQUITY

Common stock	39,452	-	-	14,410	13			60,037
				6,175	14
Additional paid in capital	85,902,009	-	30,702,600	3,195,000	4			174,106,951
				738,000	6
				(2,925,000)	8
				1,123,777	9
				250,000	10
				(2,081,274)	11
				(42,846,077)	12
				64,827,851	13
				35,220,065	14
Series A preferred stock subscription	-	-	900,000	(1,500,000)	12	600,000	15	-
Subscription receivable	-	-	(20,000)	20,000	12			-
Accumulated other comprehensive income	-	-	44,855	(44,855)	12			-
Deficit	(48,671,118)	(1,481,274)	(43,926,885)	(444,047)	5	(600,000)	15	(50,746,118)
				(2,075,000)	8
				2,081,274	11
				44,370,932	12

Total stockholders’ equity (deficit)	37,270,343	(1,481,274)	(12,299,430)	99,931,231		-		123,420,870
Total liabilities and stockholders’ equity (deficit)	421,030,195	875,000	5,792,422	97,088,022		-		524,785,639

3

Unaudited Pro Forma Condensed Combined Statement of Operations

for the six months ended June 30, 2026

Presented in $	XCF Global, Inc.	Southern Energy Inc.	DevvStream Corp.
	6-months ended June 30, 2026	6-months ended April 30, 2026	6-months ended April 30, 2026	Transaction accounting adjustments		Pro forma XCF Global

Revenue	1,039,569	-	7,763			1,047,332
Cost of sales	1,075,619	-	8,293			1,083,912
Gross loss	(36,050)	-	(530)			(36,580)

Operating expenses	5,010,244	-	-			5,010,244
General and administrative expenses	4,883,111	107,665	615,611	597,671	1	8,113,446
				(78,598)	2
				1,512,986	13
				475,000	14
Severance expense, net	(14,516)	-	-			(14,516)
Professional fees	6,178,735	-	3,558,279	1,045,716	1	10,782,730
Advertising and promotion	-	-	331,683	(331,683)	1	-
Salaries and wages	-	-	265,988	(265,988)	1	-
Legal fees	-	805,706	-	(805,706)	1	-
Consulting fees	-	240,010	-	(240,010)	1	-
Total operating expenses	16,057,574	1,153,381	4,771,561	1,909,388		23,891,904

Loss from operations	(16,093,624)	(1,153,381)	(4,772,091)	(1,909,388)		(23,928,484)

Other income (expense)
Change in the fair value of notes payable	(331,229)	-	-			(331,229)
Change in fair value of warrants	(6,311,824)	-	2,911,905			(3,399,919)
Interest income (expense), net	(9,633,164)	-	-	(25,086)	1	(9,658,250)
Other income (expense), net	424,407	-	14,157	(2,061,929)	1	(1,623,365)
Staking income	-	-	41,598	(41,598)	1	-
Interest expense	-	-	(495,949)	25,086	1	-
				72,081	7
				398,782	10
Accretion expense	-	-	(434,247)	117,073	7	-
				317,174	10
Stop-loss provision loss	-	-	(29,012)	29,012	1	-
Loss on investment in associate	-	-	(19,831)	19,831	1	-
Impairment of carbon credits	-	-	(14,706)			(14,706)
Loss on revaluation of cryptocurrencies	-	-	(2,018,962)	2,018,962	1	-
Foreign exchange gain/loss	-	-	(35,722)	35,722	1	-
Third-party contribution income	-	78,598	-	(78,598)	2	-
Loss on default penalty on convertible debt	-	-	(1,159,038)			(1,159,038)
Inducement expenses on loan conversion	-	-	(3,599,981)			(3,599,981)
Total other income (expense)	(15,851,810)	78,598	(4,839,788)	826,512		(19,786,488)

Net loss	(31,945,434)	(1,074,783)	(9,611,879)	(1,082,876)		(43,714,972)

Other comprehensive loss
Foreign currency translation	-	-	(242)	-		(242)

Net loss and comprehensive loss	(31,945,434)	(1,074,783)	(9,612,121)	(1,082,876)		(43,715,214)

Basic and diluted loss per share	$(0.11)	$-	$(1.38)			$(0.08)

Weighted average number of shares outstanding	297,418,437	-	6,941,016			520,433,287

4

Unaudited Pro Forma Condensed Combined Statement of Operations

for the year ended December 31, 2025

Presented in $	XCF Global, Inc.	Southern Energy Inc.	DevvStream Corp.
	12-months ended December 31, 2025	Period from inception (May 15, 2025) to October 31, 2025	12-months ended October 31, 2025	Transaction accounting adjustments		Pro forma XCF Global

Revenue	20,815,955	-	26,894			20,842,849
Cost of sales	24,586,068	-	12,071			24,598,139
Gross loss	(3,770,113)	-	14,823			(3,755,290)

Operating expenses	7,010,223	-	-	600,000	15	7,610,223
General and administrative expenses	22,385,312	116,317	1,485,705	1,878,794	1	29,842,100
				3,025,972	13
				950,000	14
Severance expense, net	19,162,500	-	-			19,162,500
Professional fees	15,559,033	-	8,201,557	290,174	1	26,125,764
				2,075,000	8
Advertising and promotion	-	-	777,216	(777,216)	1	-
Depreciation	-	-	592	(592)	1	-
Salaries and wages	-	-	1,100,986	(1,100,986)	1	-
Consulting fees	-	290,174	-	(290,174)	1	-
Total operating expenses	64,117,068	406,491	11,566,056	6,650,972		82,740,587

Loss from operations	(67,887,181)	(406,491)	(11,551,233)	(6,650,972)		(86,495,877)

Other income (expense)
Change in the fair value of notes payable	4,567,951	-	-			4,567,951
Change in the fair value of loans payable related party	(514,709)	-	-			(514,709)
Change in fair value of warrants	209,916,200	-	4,499,822			214,416,022
Loss on issuance of debt	(138,000)	-	-			(138,000)
Loss on issuance of debt to related party	(40,531,000)	-	-			(40,531,000)
ELOC commitment fees	(7,400,000)	-	-			(7,400,000)
Unrealized loss on derivative asset	(16,156,071)	-	-			(16,156,071)
Realized gain on derivative asset	1,316,827	-	-			1,316,827
Interest income (expense), net	(9,155,274)	-	-	(31,086)	1	(9,186,360)
Other income (expense), net	(13,975)	-	-	(2,143,009)	1	(2,156,984)
Staking income	-	-	14,334	(14,334)	1	-
Interest expense	-	-	(572,238)	26,701	1	-
				259,886	7
				285,651	10
Accretion expense	-	-	(531,874)	4,385	1	-
				321,604	7
				205,885	10
Stop-loss provision loss	-	-	(1,094,765)	1,094,765	1	-
Loss on investment in associate	-	-	(601,578)	601,578	1	-
Impairment of carbon credits	-	-	(1,224,060)			(1,224,060)
Loss on revaluation of cryptocurrencies	-	-	(423,481)	423,481	1	-
Unrealized loss on derivative liability	-	-	2,065,850			2,065,850
Gain on share settlement	-	-	907,392			907,392
Gain (Loss) on settlement of debt	-	-	17,007	(444,047)	5	(427,040)
Foreign exchange gain/loss	-	-	(37,519)	37,519	1	-
Total other income (expense)	141,891,949	-	3,018,890	628,979		145,539,818

Net income (loss)	74,004,768	(406,491)	(8,532,343)	(6,021,993)		59,043,941

Other comprehensive gain
Foreign currency translation	-	-	49			49

Net income (loss) and comprehensive income (loss)	74,004,768	(406,491)	(8,532,294)	(6,021,993)		59,043,990

Basic and diluted loss per share	$0.52	$-	$(3.41)			$0.16

Weighted average number of shares outstanding	142,298,067	-	2,502,404			365,312,917

5

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

Note 1. Basis of Presentation

The results set forth in the unaudited pro forma condensed combined financial information include Transaction Accounting Adjustments that give effect to events that are directly attributable to the Transactions described below.

The acquisition of Southern Energy will be accounted for as an asset acquisition, with no goodwill recorded, in accordance with GAAP as the acquired set of activities and assets did not meet the definition of a business under applicable accounting guidance. Under this method of accounting, Southern Energy will be treated as a group of assets being acquired by XCF Global for financial reporting purposes. Accordingly, for accounting purposes, the acquisition of Southern Energy will be treated as XCF Global issuing shares for the net assets of Southern Energy, with the consideration being allocated to the acquired assets based on their relative fair values.

The acquisition of DevvStream will be accounted for as a business combination, in accordance with GAAP. Under this method of accounting, the fair value of consideration given up will be allocated in the books of XCF Global to net assets of DevvStream based on their respective fair value on acquisition date, with any residual or shortfall being recognized as goodwill or gain on bargain purchase, respectively, for financial reporting purposes.

We determined that XCF Global is the predecessor entity as the former stockholders of XCF Global will retain a controlling financial interest of 66.67% in XCF Global. The former owners of Southern Energy will receive approximately 23.33% of outstanding shares in XCF Global following the Proposed Transaction. The former owners of DevvStream will receive approximately 10.00% of outstanding shares in XCF Global following the Proposed Transaction. This acquisition of Southern Energy and DevvStream will not result in a change in control of XCF Global and does not affect the determination of the predecessor entity.

The unaudited pro forma combined balance sheet as of June 30, 2026 combines the historical unaudited balance sheet of XCF Global as of June 30, 2026, with the historical unaudited balance sheet of Southern Energy as of April 30, 2026, and the historical unaudited balance sheet of DevvStream as of April 30, 2026, on a pro forma basis as if the Proposed Transaction, and the other related transactions occurred on June 30, 2026.

The unaudited pro forma combined statement of operations for the twelve months ended December 31, 2025 combines the historical audited statement of operations of XCF Global for the year ended December 31, 2025 with the historical unaudited statement of operations of Southern Energy for the period from May 15, 2025 (date of inception) to October 31, 2025, and the historical unaudited statement of operations of DevvStream for the twelve months ended October 31, 2025, on a pro forma basis as if the Proposed Transaction, and the other related transactions occurred on January 1, 2025, the beginning of the earliest period presented. These periods are presented on the basis that XCF Global is the acquirer for accounting purposes.

The period from May 15, 2025 (date of inception) to October 31, 2025 of Southern Energy’s historical statement of operations ending on October 31, 2025 is calculated by taking the audited statement of operations of Southern Energy for the period from inception (May 15, 2025) to July 31, 2025 and adding the unaudited statement of operations results of Southern Energy for the three months ended October 31, 2025.

The twelve-month period of DevvStream’s historical statement of operations ending on October 31, 2025 is calculated by taking the audited statement of operations of DevvStream for the year ended July 31, 2025 and subtracting the unaudited statement of operations results of DevvStream for the three months ended October 31, 2024, and adding the unaudited statement of operations results of DevvStream for the three months ended October 31, 2025.

The unaudited pro forma combined statement of operations for the six months ended June 30, 2026 combines the historical unaudited statement of operations of XCF Global for the six months ended June 30, 2026 with the historical unaudited statement of operations of Southern Energy for the six months ended April 30, 2026, and the historical unaudited statement of operations of DevvStream for the six months ended April 30, 2026, on a pro forma basis as if the Proposed Transaction, and the other related transactions occurred on January 1, 2025, the beginning of the earliest period presented. These periods are presented on the basis that XCF Global is the acquirer for accounting purposes.

6

The six-month period of Southern Energy’s historical statement of operations ending on April 30, 2026 is calculated by taking the unaudited statement of operations of Southern Energy for the nine months ended April 30, 2026 and subtracting the unaudited statement of operations results of Southern Energy for the three months ended October 31, 2025.

The six-month period of DevvStream’s historical statement of operations ending on April 30, 2026 is calculated by taking the unaudited statement of operations of DevvStream for the nine months ended April 30, 2026 and subtracting the unaudited statement of operations results of DevvStream for the three months ended October 31, 2025.

The Transaction Accounting Adjustments reflecting the consummation of the Proposed Transaction, and other related transactions are based on certain currently available information and certain assumptions and methodologies that XCF Global believes are reasonable under the circumstances. The unaudited condensed combined Transaction Accounting Adjustments, which are described in the accompanying notes, may be revised as additional information becomes available and is evaluated. Therefore, it is likely that the actual adjustments will differ from the Transaction Accounting Adjustments and it is possible the difference may be material. XCF Global believes that its assumptions and methodologies provide a reasonable basis for presenting all of the significant effects of the Proposed Transaction, and other related transactions based on information available to management at the time and that the Transaction Accounting Adjustments give appropriate effect to those assumptions and are properly applied in the unaudited pro forma condensed combined financial information.

The unaudited pro forma condensed combined financial information does not give effect to any Management Adjustments for anticipated synergies, operating efficiencies, tax savings, or cost savings that may be associated with the Proposed Transaction. The unaudited pro forma condensed combined financial information has been prepared for illustrative purposes only and is not necessarily indicative of what the actual results of operations and financial position would have been if the Proposed Transaction, and other transactions at each of XCF Global, Southern Energy, and DevvStream that took place subsequent to the financial statement dates reflected herein that are reflect material changes to financial conditions or are considered to have an impact on inputs to the Proposed Transaction, had taken place on the dates indicated, nor are they indicative of the future consolidated results of operations or financial position of the post-combination company. The unaudited pro forma condensed combined financial information should be read in conjunction with the historical financial statements and notes thereto of XCF Global, Southern Energy, and DevvStream.

“Transaction Accounting Adjustments” are adjustments that are directly attributable to the Proposed Transaction, factually supportable, and expected to have a continuing impact on the combined company’s results. “Transaction Financing Adjustments” are adjustments that reflect debt or equity financing that is directly associated with, and expected to be consummated concurrently with, the closing of the Proposed Transaction. Adjustments that are non-recurring in nature are included in the pro forma statements of operations for the annual period only, in accordance with Article 11 of Regulation S-X.

Note 2. Accounting Policies and Reclassifications

Management performed a comprehensive review of the three entities’ accounting policies. As a result of the review, management did not identify any material differences in the accounting policies applied by XCF Global, Southern Energy, and DevvStream that would require adjustments in the unaudited pro forma condensed combined financial information. As a result, the unaudited pro forma condensed combined financial information does not assume any differences in accounting policies.

As part of the preparation of the unaudited pro forma condensed combined financial information, certain reclassifications were made to align Southern Energy’s, and DevvStream’s financial statement presentation with that of XCF Global. Such reclassifications are presented in Transaction Accounting Adjustment #1, and include:

●	Presenting “GST receivable” and “corporate taxes receivable” as “other receivable”

●	Presenting “carbon credits” as “inventory, net”

●	Presenting “advertising and promotion”, “depreciation”, and “salaries and wages” as “general and administrative expenses”

●	Presenting “legal fees” and “consulting fees” as “professional fees”

●	Presenting “interest expense” and “accretion expense” as “interest income (expense), net”

●	Presenting “staking income”, “stop-loss provision loss”, “loss on investment in associate”, “loss on revaluation of cryptocurrencies” and “foreign exchange gain/loss” as “other income (expense), net”

7

Note 3. Adjustments to the Unaudited Pro Forma Condensed Combined Financial Information

The unaudited pro forma condensed combined financial information has been prepared to illustrate the effect of the Proposed Transaction, and other related transactions and has been prepared for informational purposes only.

The following unaudited pro forma condensed combined financial information has been prepared in accordance with Article 11 of Regulation S-X. XCF Global has elected not to present Management’s Adjustments and will only be presenting Transaction Accounting Adjustments and Transaction Financing Adjustments in the unaudited pro forma condensed combined financial information. XCF Global, Southern Energy, and DevvStream have not had any historical relationship prior to the Proposed Transaction, other than reimbursement of expenses of Southern Energy by DevvStream pursuant to an agreed upon use of proceeds with EEME related to a previously-completed PIPE investment by EEME into DevvStream, and DevvStream’s investment into Southern Energy. Accordingly, no pro forma adjustments were required to eliminate activities between the companies, other than the pro forma adjustment to eliminate expenses reimbursed by DevvStream in the unaudited pro forma condensed combined statement of operations for the six months ended June 30, 2026 (see Adjustment 2 for further details), and the pro forma adjustment to eliminate long-term advances to Southern Energy reported by DevvStream, and the loan payable, long term to DevvStream reported by Southern Energy (see Adjustment 3 for further details).

The pro forma basic and diluted earnings per share amounts presented in the unaudited pro forma condensed combined statements of operations are based upon the number of shares of XCF Global Common Stock outstanding, assuming the Proposed Transaction, and other related transactions occurred on January 1, 2025.

Transaction Accounting Adjustments to the Unaudited Pro Forma Condensed Combined Balance Sheet

The adjustments included in the unaudited pro forma condensed combined balance sheet as of June 30, 2026 are as follows:

1.	Represents the reclassification of items on the unaudited pro forma condensed combined balance sheet as of June 30, 2026 to conform to presentation of items with that of XCF Global. GST receivable of $131,378 and Corporate taxes receivable of $171,573 are reclassified to Other receivable. Carbon credits of $112,609 are reclassified to Inventory, net.

3.	Represents the elimination of advances by DevvStream to Southern Energy on the unaudited pro forma condensed combined balance sheet as of June 30, 2026. Long-term advances and Loan payable, long-term were each reduced by $900,000.

4.	Represents conversions of a Helena convertible debenture into DevvStream shares since April 30, 2026, pursuant to a conversion side letter with Helena, and further conversions subsequent to a settlement agreement between DevvStream and Helena. Amounts totalling $3,195,000 were converted into 19,064,287 DevvStream shares. Convertible debentures decreased by $3,195,000 and Additional paid in capital increased by $3,195,000.

5.	Represents a settlement agreement between Helena and DevvStream regarding the Helena convertible debenture executed on June 8, 2026, which settles outstanding Helena convertible debenture balances via certain cryptocurrencies and restricted cash of DevvStream, and agreed upon a remaining liability of $1,000,000. Restricted cash - LT decreased by $79,990, Cryptocurrencies decreased by $2,738,489, Convertible debentures decreased by $1,215,394, Default penalty liability on convertible debt decreased by $1,159,038 and Deficit increased by $444,047.

6.	Represents additional ELOC drawdown by DevvStream, with shares issued to Helena. Cash and cash equivalents increased by $738,000 and Additional paid in capital increased by $738,000.

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8.	Represents estimated of expected transaction costs, of $5,000,000. XCF Global’s total transaction costs are expected to be $2,925,000 which is charged to Additional Paid-in Capital as share issuance costs, as XCF Global is the accounting acquirer, and are expected to be settled in cash and recorded in accounts payable. Southern Energy’s total transaction costs are expected to be $450,000 which is charged to Deficit as Professional Fees, and are expected to be settled in cash and recorded in accounts payable. DevvStream’s total transaction costs are expected to be $1,625,000 which is charged to Deficit as Professional Fees, and are expected to be settled in cash and recorded in accounts payable. Accounts payable increased by $5,000,000, Additional paid in capital decreased by $2,925,000 and Deficit increased by $2,075,000.

9.	Represents settlement of a pre-existing stop-loss obligation by DevvStream on June 24, 2026. DevvStream issued 4,624,126 shares, net, to a counterparty unrelated to the Business Combination. Stop loss provision and Additional paid in capital increased by $1,123,777, respectively.

10.	Represents presumed full conversion of remaining outstanding convertible debenture owed by DevvStream to Helena. Pursuant to the Business Combination Agreement, the amount of DevvStream Per Share Consideration is defined by the amount of DevvStream Outstanding Shares, which presumes full conversion of convertible debentures owed to Helena. For the purpose of this pro-forma adjustment, remaining outstanding amounts are presumed converted at the floor price of $0.07722. Convertible debentures decreased by $250,000 and Additional paid in capital increased by $250,000.

11.	Represents elimination of equity of Southern Energy upon consummation of the Proposed Transaction. Deficit decreased by $2,081,274 and Additional paid in capital decreased by $2,081,274.

12.	Represents elimination of equity of DevvStream upon consummation of the Proposed Transaction. Deficit decreased by $44,370,932, Subscription receivable decreased by $20,000, Accumulated other comprehensive income decreased by $44,855, Series A preferred stock subscription decreased by $1,500,000 and Additional paid in capital decreased by $42,846,077.

13.	Represents the issuance of 144,093,914 shares by XCF Global, representing 35% of XCF Global’s pro-forma outstanding shares immediately prior to the Proposed Transaction, to stockholders of Southern Energy.

Stockholders of each of XCF Global, Southern Energy, and DevvStream, will hold 66.67%, 23.33%, and 10%, respectively, of XCF Global upon completion of the Proposed Transaction.

The acquisition of Southern Energy will be accounted for as an asset acquisition, with no goodwill recorded, in accordance with GAAP as the acquired set of activities and assets did not meet the definition of a business under applicable accounting guidance since Southern Energy lacked processes and outputs.

Estimated consideration is based on the closing price of XCF Global shares as of August 13, 2026 of $0.45/share, the fair value of shares issued is $64,842,261.

It is assessed that the fair value of shares given up is more clearly evident for the determination of purchase consideration given shares of XCF Global are publicly traded. In contrast, the net assets acquired contained developmental rights, customer contracts and other intangible assets held by Southern Energy, lack active markets and/or readily available comparables through which their fair valuation could be reliably estimated.

The consideration given up for the acquisition of Southern Energy is allocated to Intangible assets, as Southern Energy does not possess material tangible assets.

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The allocation of consideration transferred is as follows:

Development rights	38,905,357
Customer contracts	25,936,904
Consideration transferred	64,842,261

The aggregate adjustment results in an increase in Common stock of $14,410 and an increase in Additional paid in capital of $64,827,851.

The intangible assets recognized reflect a preliminary purchase price allocation and are subject to adjustment upon completion of a formal valuation. The accounting methodology and allocation of purchase price are preliminary in nature and estimates, and is subject to finalization.

The value of purchase price consideration will change based on fluctuations in the share price of XCF Global common stock and the number of XCF Global common stock outstanding on the closing date. XCF Global believes that a 10% fluctuation in the market price of its common stock is reasonably possible based on historical volatility, and the potential effect on purchase price would be:

	XCF Global Share Price	Purchase consideration
As presented	0.4500	64,842,261
10% increase	0.4950	71,326,487
10% decrease	0.4050	58,358,035

14.	Represents the issuance of 61,754,534 shares by XCF Global, representing 15% of XCF Global’s pro-forma outstanding shares immediately prior to the Proposed Transaction, to stockholders of DevvStream.

Stockholders of each of XCF Global, Southern Energy, and DevvStream, will hold 66.67%, 23.33%, and 10%, respectively, of XCF Global upon completion of the Proposed Transaction.

The acquisition of DevvStream will be accounted for as a business combination in accordance with GAAP as the acquired set of activities and assets met the definition of a business, with inputs and processes.

Estimated consideration is based on the closing price of XCF Global shares as of August 13, 2026 of $0.45/share, the fair value of shares issued is $27,789,540.

The allocation of consideration transferred is as follows:

Net assets of DevvStream at acquisition, pro-forma	(7,436,700)
Market relationships	3,000,000
Database and trade secrets	1,500,000
Intellectual property	1,000,000
Goodwill	29,726,240
Consideration transferred	27,789,540

The adjustment results in increase in Intangible assets of $5,500,000 and Goodwill of $29,726,240, and increase in Common stock of $6,175 and Additional paid in capital of $35,220,065.

The intangible assets and goodwill recognized reflect a preliminary purchase price allocation and are subject to adjustment upon completion of a formal valuation. The accounting methodology and allocation of purchase price are preliminary in nature and estimates, and is subject to finalization.

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The value of purchase price consideration will change based on fluctuations in the share price of XCF Global common stock and the number of XCF Global common stock outstanding on the closing date. XCF Global believes that a 10% fluctuation in the market price of its common stock is reasonably possible based on historical volatility, and the potential effect on purchase price would be:

	XCF Global Share Price	Purchase consideration
As presented	0.4500	27,789,540
10% increase	0.4950	30,568,494
10% decrease	0.4050	25,010,586

Transaction Financing Adjustments to the Unaudited Pro Forma Condensed Combined Balance Sheet

15.	Represents the recognition of an obligation to issue shares of DevvStream in connection with issuance of certain Preferred Shares in advance of the Proposed Transaction. As of the date of this unaudited pro forma condensed combined financial statements, the amount of additional funds received was $600,000. Such funds were invested by DevvStream for expenditures of Southern Energy. Series A preferred stock subscription increased by $600,000 and Deficit increased by $600,000. Upon closing of the Proposed Transaction, the obligation will be settled through the issuance of XCF Global shares, at which point the balance is reclassified to Additional paid-in capital as a Transaction Accounting Adjustment (see Transaction Accounting Adjustment #12).

Transaction Accounting Adjustments to the Unaudited Pro Forma Condensed Combined Statements of Operations

The adjustments included in the unaudited pro forma condensed combined statements of operations for the six months ended June 30, 2026, and for the year ended December 31, 2025, are as follows:

1.	Represents the reclassification of items on the unaudited pro forma condensed combined statements of operations to conform to presentation of items with that of XCF Global, as follows:

	For the year ended December 31, 2025	For the six months ended June 30, 2026
Reclassification to professional fees:
Consulting fees	$290,174	$240,010
Legal fees	-	805,706
	$290,174	$1,045,716

Reclassification to general and administrative expenses
Advertising and promotion	$777,216	$331,683
Depreciation	592	-
Salaries and wages	1,100,986	265,988
	$1,878,794	$597,671

Reclassification to interest income (expense), net:
Interest expense	$(26,701)	$(25,086)
Accretion expense	(4,385)	-
	$(31,086)	$(25,086)

Reclassification to other income (expense), net:
Staking income	$14,334	$41,598
Stop-loss provision loss	(1,094,765)	(29,012)
Loss on investment in associate	(601,578)	(19,831)
Loss on revaluation of cryptocurrencies	(423,481)	(2,018,962)
Foreign exchange gain/loss	(37,519)	(35,722)
	$(2,143,009)	$(2,061,929)

2.	Represents the inter-entity elimination of expenses of Southern Energy paid by DevvStream, during the six months ended April 30, 2026. Third-party contribution income of $78,598 is netted off against General and administrative expenses of $78,598.

5.	Represents a settlement agreement between Helena and DevvStream regarding the Helena convertible debenture executed on June 8, 2026, which settles outstanding Helena convertible debenture balances via certain cryptocurrencies and restricted cash of DevvStream, and agreed upon a remaining liability of $1,000,000. Gain on settlement of debt decreased by $444,047. This adjustment is presented as if the event occurred at the beginning of the earliest date presented, i.e., January 1, 2025. The impact on statement of operations is expected to be nonrecurring.

7.	Represents settlement in March 2026 by DevvStream certain convertible debentures in issuance with Focus, and accounts payable owed to Focus, through the issuance of shares. The adjustment represents the removal of interest expense and accretion expenses in the unaudited pro forma condensed combined statements of operations, as if the convertible debentures with Focus were extinguished from the earliest date presented, i.e., January 1, 2025. As these convertible debentures have been extinguished, there is no expected recurring impact in the future.

8.	Represents expected transaction costs of the Proposed Transaction, pertaining to costs incurred by Southern Energy of $450,000, and DevvStream of $1,625,000, totaling $2,075,000 which are charged as professional fees. This adjustment is presented as if the event occurred at the beginning of the earliest date presented, i.e., January 1, 2025. The impact on statement of operations is expected to be nonrecurring.

10.	Represents presumed full conversion of remaining outstanding convertible debenture owed by DevvStream to Helena, pursuant to conversion commitments previously provided to DevvStream by Helena, and pursuant to the terms of the Proposed Transaction which required inclusion of conversion shares arising from Helena convertible debts to be included in the determination of DevvStream Outstanding Shares. The adjustment represents the removal of interest expense and accretion expenses in the unaudited pro forma condensed combined statements of operations, as if the convertible debentures with Helena were extinguished from the earliest date presented, i.e., January 1, 2025.

13.	Represents pro-forma amortization on intangible assets acquired, with Development rights being amortized over 30 years, and Customer contracts being amortized over 15 years. The adjustment results in amortization expenses of $3,025,972 for the year ended December 31, 2025 and $1,512,986 for the six months ended June 30, 2026, which is reported in General and administrative expenses.

14.	Represents pro-forma amortization on intangible assets acquired, with Market relationships and Intellectual property being amortized over 5 years, and Database and trade secrets being amortized over 10 years. The adjustment results in amortization expenses of $950,000 for the year ended December 31, 2025 and $475,000 for the six months ended June 30, 2026, which is reported in General and administrative expenses.

15.	Represents funds invested by DevvStream into Southern Energy, of $600,000 as of the date of these unaudited pro forma condensed combined financial statements, which were expended for Southern Energy’s operating activities. This adjustment is presented as if the event occurred at the beginning of the earliest date presented, i.e., January 1, 2025. The impact on statement of operations is expected to be nonrecurring.

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Note 4. Net Income (Loss) per Share

Net income (loss) per share was calculated using the historical weighted average shares outstanding, and the issuance of additional shares in connection with the Proposed Transaction, and other related transactions. As the Proposed Transaction, and other related transactions are being reflected as if they had occurred at the beginning of the earliest period presented, the calculation of weighted average shares outstanding for basic and diluted net income (loss) per share assumes that the shares issuable relating to the Proposed Transaction, and other related transactions have been outstanding for the entirety of all periods presented.

The calculation of net income (loss) per share in the unaudited pro forma condensed combined financial information is as follows:

	For the twelve months ended December 31, 2025	For the six months ended June 30, 2026
Weighted average shares outstanding (WASO) calculation	Number of Shares	Number of Shares
XCF Global Stockholders	159,464,469	314,584,839
Southern Energy Stockholders	144,093,914	144,093,914
DevvStream Stockholders	61,754,534	61,754,534
Pro forma WASO - Basic and diluted	365,312,917	520,433,287

For the twelve months ended December 31, 2025
Pro forma net income	$59,043,941
Pro Forma Income Per Share - Basic and Diluted	$0.16

For the six months ended June 30, 2026
Pro forma net loss		$(43,714,972)
Pro Forma Loss Per Share - Basic and Diluted		$(0.08)

The number of shares outstanding adopted for Southern Energy Stockholders and DevvStream Stockholders reflect as if the issuance of XCF Global shares (Transaction Accounting Adjustments #13 and #14) for the Proposed Transaction occurred at the beginning of the earliest period presented in these unaudited pro forma condensed combined financial statements.

Upon consummation of the Proposed Transaction, the post-Closing share ownership will be:

Basic Share Capitalization	Number of Shares	% Ownership
XCF Global Stockholders	411,696,896	66.67%
Southern Energy Stockholders	144,093,914	23.33%
DevvStream Stockholders	61,754,534	10.00%
Pro forma Common Stock - Basic	617,545,344	100.00%

The number of pro forma shares of XCF Global is utilized in the calculation of pro forma shares issuable to stockholders of Southern Energy and DevvStream, respectively (see Transaction Accounting Adjustments #13 and #14 for further information).

Upon the Closing, the following outstanding shares of common stock equivalents were excluded from the computation of pro forma diluted net income (loss) per share for the period and scenarios presented because including them would have had an anti-dilutive effect:

Number of Common Stock Equivalents
XCF Global Warrants	18,000,000
XCF Global RSUs	10,524,084
DevvStream Warrants, replacement issuances by XCF Global	2,671,145
DevvStream RSUs, replacement issuances by XCF Global	178,169
DevvStream Options, replacement issuances by XCF Global	118,761

Note 5. Statement of Operations Reconciliation

For purposes of preparing Southern Energy, presented in the pro forma condensed combined statement of operations for the period from May 15, 2025 (inception date) to October 31, 2025, the historical audited statement of loss period from inception (May 15, 2025) to July 31, 2025 of Southern Energy was adjusted by adding Southern Energy’s unaudited statement of loss for the three months ended October 31, 2025.

For purposes of preparing DevvStream, presented in the pro forma condensed combined statement of operations for the twelve-months ended October 31, 2025, the historical audited statement of operations and comprehensive loss for the year ended July 31, 2025 of DevvStream was adjusted by subtracting DevvStream’s unaudited statement of operations and comprehensive loss for the three months ended October 31, 2024, and adding the unaudited statement of operations and comprehensive loss of DevvStream for the three months ended October 31, 2025.

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The following presents a reconciliation of Southern Energy’s statement of profit or loss for the period from May 15, 2025 (inception date) to October 31, 2025:

	Period from inception (May 15, 2025) to July 31, 2025	3-months ended October 31, 2025	Period from inception (May 15, 2025) to October 31, 2025
Presented in $	(A)	(B)	(A + B)

Operating expenses
Consulting fees	148,050	142,124	290,174
General and administrative expenses	62,872	53,445	116,317
Total operating expenses	210,922	195,569	406,491

Loss from operations	(210,922)	(195,569)	(406,491)

The following presents a reconciliation of DevvStream’s statement of profit or loss for the twelve months ended October 31, 2025:

	Year ended July 31, 2025	3-months ended October 31, 2025	3-months ended October 31, 2024	12-months ended October 31, 2025
Presented in $	(A)	(B)	(C)	(A + B – C)

Revenue	25,794	1,100	-	26,894
Cost of sales	10,187	1,884	-	12,071
Gross loss	15,607	(784)	-	14,823

Operating expenses
Advertising and promotion	1,000,073	49,038	271,895	777,216
Depreciation	953	-	361	592
General and administrative expenses	964,473	578,567	57,335	1,485,705
Professional fees	8,447,280	1,163,650	1,409,373	8,201,557
Salaries and wages	1,593,794	(4,550)	488,258	1,100,986
Total operating expenses	12,006,573	1,786,705	2,227,222	11,566,056

Other income (expense)
Staking income	-	14,334	-	14,334
Accretion expense	(346,424)	(230,015)	(44,565)	(531,874)
Interest expense	(313,778)	(271,200)	(12,740)	(572,238)
Loss on investment in associate	(512,011)	(89,567)	-	(601,578)
Unrealized gain/loss on derivative liability	719,000	(1,500)	(1,348,350)	2,065,850
Loss on revaluation of cryptocurrencies	-	(423,481)	-	(423,481)
Unrealized loss on convertible debt – FVTPL	70,500	-	70,500	-
Unrealized gain/loss on warrant derivative	1,728,392	2,283,298	(488,132)	4,499,822
Foreign exchange gain/loss	(31,664)	(3,403)	2,452	(37,519)
Impairment of carbon credits	(1,224,060)	-	-	(1,224,060)
(Gain)/Loss on share settlement	899,015	-	(8,377)	907,392
(Gain)/Loss on settlement of debt	-	17,007	-	17,007
Stop-loss provision loss	(1,065,235)	(29,530)	-	(1,094,765)
Total other income (expense)	(76,265)	1,265,943	(1,829,212)	3,018,890

Net loss	(12,067,231)	(521,546)	(4,056,434)	(8,532,343)

Other comprehensive gain
Foreign currency translation	1,448	96	1,495	49

Net loss and comprehensive loss	(12,065,783)	(521,450)	(4,054,939)	(8,532,294)

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For purposes of preparing Southern Energy, presented in the pro forma condensed combined statement of operations for the six-months ended April 30, 2026, the historical unaudited statement of loss for the nine months ended April 30, 2026 of Southern Energy was adjusted by subtracting Southern Energy’s unaudited statement of loss for the three months ended October 31, 2025.

For purposes of preparing DevvStream, presented in the pro forma condensed combined statement of operations for the six-months ended April 30, 2026, the historical unaudited statement of operations and comprehensive loss for the nine months ended April 30, 2026 of DevvStream was adjusted by subtracting DevvStream’s unaudited statement of operations and comprehensive loss for the three months ended October 31, 2025.

The following presents a reconciliation of Southern Energy’s statement of profit or loss for six months ended April 30, 2026:

	9-months ended April 30, 2026	3-months ended October 31, 2025	6-months ended April 30, 2026
Presented in $	(A)	(B)	(A – B)

Operating expenses
Consulting fees	382,134	142,124	240,010
General and administrative expenses	161,110	53,445	107,665
Legal fees	805,706	-	805,706
Total operating expenses	1,348,950	195,569	1,153,381

Third-party contribution income	78,598	-	78,598

Loss from operations	(1,270,352)	(195,569)	(1,074,783)

The following presents a reconciliation of DevvStream’s statement of profit or loss for six months ended April 30, 2026:

	9-months ended April 30, 2026	3-months ended October 31, 2025	6-months ended April 30, 2026
Presented in $	(A)	(B)	(A – B)

Revenue	8,863	1,100	7,763
Cost of sales	10,177	1,884	8,293
Gross loss	(1,314)	(784)	(530)

Operating expenses
Advertising and promotion	380,721	49,038	331,683
General and administrative expenses	1,194,178	578,567	615,611
Professional fees	4,721,929	1,163,650	3,558,279
Salaries and wages	261,438	(4,550)	265,988
Total operating expenses	6,558,266	1,786,705	4,771,561

Other income (expense)
Other income	14,157	-	14,157
Staking income	55,932	14,334	41,598
Accretion expense	(664,262)	(230,015)	(434,247)
Interest expense	(767,149)	(271,200)	(495,949)
Loss on investment in associate	(109,398)	(89,567)	(19,831)
Unrealized gain/loss on derivative liability	(1,500)	(1,500)	-
Loss on revaluation of cryptocurrencies	(2,442,443)	(423,481)	(2,018,962)
Unrealized gain/loss on warrant derivative	5,195,203	2,283,298	2,911,905
Foreign exchange gain/loss	(39,125)	(3,403)	(35,722)
Impairment of carbon credits	(14,706)	-	(14,706)
(Gain)/Loss on settlement of debt	17,007	17,007	-
Inducement expenses on loan conversion	(3,599,981)	-	(3,599,981)
Loss on default penalty on convertible debt	(1,159,038)	-	(1,159,038)
Stop-loss provision loss	(58,542)	(29,530)	(29,012)
Total other income (expense)	(3,573,845)	1,265,943	(4,839,788)

Net loss	(10,133,425)	(521,546)	(9,611,879)

Other comprehensive gain
Foreign currency translation	(146)	96	(242)

Net loss and comprehensive loss	(10,133,571)	(521,450)	(9,612,121)

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